UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2018 (May 9, 2018)

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of the Stockholders of Education Realty Trust, Inc. (the “Company”) held on May 9, 2018 (the “Annual Meeting”), the Company’s stockholders approved each of the proposals presented which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 29, 2018. Holders of 72,501,990 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results on each proposal presented to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect seven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors have been duly elected and qualify.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Randall L. Churchey	70,239,674	1,052,034	1,210,282
John V. Arabia	70,324,865	966,843	1,210,282
Kimberly K. Schaefer	70,519,035	772,673	1,210,282
Howard A. Silver	70,723,979	567,729	1,210,282
John T. Thomas	70,727,115	564,593	1,210,282
Thomas Trubiana	69,712,487	1,579,221	1,210,282
Wendell W. Weakley	69,982,084	1,309,624	1,210,282

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
71,809,884	682,953	9,153

Proposal 3: To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,773,752	403,943	114,013	1,210,282

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: May 10, 2018	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

Date: May 10, 2018	EDUCATION REALTY OPERATING PARTNERSHIP, LP

By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer